                    [LETTERHEAD OF WILLIAM LYON HOMES, INC.]

                                 July 15, 1999


The Presley Companies
19 Corporate Plaza
Newport Beach, California 92660

Attention: General James Dalton
           Chairman, Special Committee of the Board of Directors

           Re: EXTENSION OF REVISED AGREEMENT IN PRINCIPLE CONCERNING
               THE PRESLEY COMPANIES AND WILLIAM LYON HOMES, INC.

Ladies and Gentlemen:

           This letter amends the Revised Agreement in Principle, dated May 3, 1999 (the "Letter of Intent"), among William Lyon Homes, Inc., a California corporation, The Presley Companies, a Delaware corporation, and Presley Homes, a California corporation. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Letter of Intent.

           The parties to the Letter of Intent hereby extend the term of the Letter of Intent (as referenced in Section 2(h) and Section 11 thereof) and the Exclusivity Period (as referenced in Section 4 thereof) to 11:59 p.m. Pacific time on October 15, 1999. In addition, the parties agree that the references in
Section 3 of the Letter of Intent to the termination date of any Definitive Agreement shall be changed from August 31, 1999 to November 30, 1999.

           If the foregoing is consistent with your understanding and is satisfactory to you as a basis for proceeding toward a Definitive Agreement, please so signify on the enclosed copy of this letter and return it to us at the address indicated hereon.

                                                  WILLIAM LYON HOMES, INC.,
                                                  A CALIFORNIA CORPORATION

                                                  By: /s/ WILLIAM LYON
                                                      --------------------------
                                                      William Lyon
                                                      Chairman, President & CEO

The Presley Companies -- July 15, 1999 - Page 2


AGREED, AS OF JULY 14, 1999:

THE PRESLEY COMPANIES,
A DELAWARE CORPORATION

By: /s/ NANCY HARLAN
    -----------------------------------------
    Nancy Harlan
    Senior Vice President and General Counsel


By: /s/ LINDA L. FOSTER
    -----------------------------------------
    Linda L. Foster
    Vice President and Corporate Secretary


PRESLEY HOMES,
A CALIFORNIA CORPORATION

By: /s/ NANCY HARLAN
    -----------------------------------------
    Nancy Harlan
    Senior Vice President and General Counsel


By: /s/ LINDA L. FOSTER
    -----------------------------------------
    Linda L. Foster
    Vice President and Corporate Secretary